EXHIBIT 10.22

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into effective this 27th day of February, 2004 by and among Rush Financial Technologies, Inc., a Texas corporation (hereinafter referred to as "Buyer"), James `Tony' Benton ("Benton") and Jeffrey Nivin ("Nivin"), the principal Shareholders of LostView Development Corporation (together, "Sellers"), and LostView Development Corporation, a Texas corporation (the "Company" or "LostView").

         WHEREAS, Sellers own all of the outstanding common stock of the Company; and

         WHEREAS, Buyer desires to acquire all of the outstanding shares of common stock of the Company (the "Shares") and employ the services of the Sellers as evidenced by the Employment Agreements attached hereto and made a part hereof.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and subject to the accuracy of the representations and warranties of the parties, the parties hereto agree as follows:

                                    ARTICLE I

                                  THE PURCHASE
                                  ------------

         1.1 Sale of Stock. At the Closing (as defined in Section 1.2) and subject and upon the terms and conditions of this Agreement, Buyer shall acquire and the Sellers shall deliver for sale all of the outstanding common stock of the Company.

         1.2 Closing. The closing of the sales of the Shares (the "Closing") will take place concurrently with the execution of this Agreement at the offices of the Buyer, unless another place or time is agreed to by Buyer and Sellers. The date upon which the closing actually occurs is hereby referred to as the "Closing Date". On the Closing Date, the parties hereto shall cause the transactions described herein to be consummated.

         1.3      Purchase Price.
                  --------------

                  (a) Subject to the terms and conditions of this Agreement, at the Closing, Sellers shall execute a Subscription Agreement for 1,500,000 shares of restricted shares of Common Stock, par value $0.01 per share, of Buyer. A total of 750,000 of the shares will be issued within fifteen (15) days after Closing in the names of Sellers with 400,000 shares being issued to Benton and 350,000 shares being issued to Nivin, and the balance of 750,000 shares will be issued to Kevin S. Woltjen as Escrow Agent under the terms of the Escrow Agreement dated the date hereof. The certificates representing the Common Stock shall bear restrictive legends to the effect that the Shares are unregistered and may not be sold unless they are registered or exempt from registration.

                  (b) The Performance Criteria for the release from escrow of the second installment of 750,000 shares, shall mean satisfaction by the Company of the following items as of December 31, 2004:

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                           (i)  During  2004   Buyer,   acting  in  good  faith,
                  discovers no material actual or contingent  liabilities of the
                  Company   which   existed   before   Closing  and  which  were
                  undisclosed on the Company Financial Statements (defined below) as of December 31, 2003, or disclosed on the Disclosure Schedule;

                           (ii)  During  2004  Buyer,   acting  in  good  faith,
                  discovers no out-of-pocket loss to the Buyer from any Excluded Liability;

                           (iii) During 2004 Buyer, acting in good faith, discovers no liens on the Company's assets which existed before Closing and which were not disclosed on the Company Financial Statements as of December 31, 2003, or on the Disclosure Schedule;

                           (iv) As to Benton's  escrow  shares  only,  continued
                  employment of Benton under the Employment Agreement between the Buyer and Benton dated the date hereof until December 31, 2004; provided, however, that the termination of such Employment Agreement by Buyer for any reason other than "for cause" (as defined in the Employment Agreement) prior to December 31, 2004, will result in the immediate acceleration and the delivery of all the escrow shares to Benton. The proper termination of the Employment Agreement by the Buyer "for cause" as defined therein will result in the forfeiture of the escrow shares of Benton. For these purposes, Benton shall be deemed to be the beneficial owner of 400,000 of the 750,000 escrow shares; and

                           (v) As to Nivin's escrow shares only, continued employment of Nivin under the Employment Agreement between the Buyer and Nivin dated the date hereof until December 31, 2004; provided, however, that the termination of such Employment Agreement by Buyer for any reason other than "for cause" (as defined in the Employment Agreement) prior to December 31,
                  2004, will result in the immediate acceleration and the delivery of all the escrow shares to Nivin. The proper termination of the Employment Agreement by the Buyer "for cause" as defined therein will result in the forfeiture of the escrow shares of Nivin. For these purposes, Nivin shall be deemed to be the beneficial owner of 350,000 of the 750,000 escrow shares.

                  (c) To the extent any performance criteria set forth above in subsections 1.3(b)(I), (ii) or (iii) is not met, Sellers shall forfeit (in increments of Benton (8/15) and Nivin (7/15)) that number of shares subject to the escrow in the amount of the loss or liability to Buyer, at the rate of one share forfeited for each $0.25 of loss, but only after the aggregate of such losses or liabilities shall exceed $5,000.00.

                  (d) o the extent the Performance Criteria has been satisfied or Buyer has not provided proper notice to Sellers of any failure to satisfy the Performance Criteria on or before December 31, 2004, each of Sellers and Buyer shall promptly give joint written notice to the Escrow Agent to cause delivery of the remaining escrow shares to Sellers.

         1.4 Other Agreements. At the Closing, the indicated parties shall execute and deliver the following additional agreements in substantially the form attached hereto:

                  (a) Corporate records, checking account and books of the Company.

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                  (b) Any  necessary  consents of third  parties and  regulatory authorities.

                  (c) The Shares, endorsed for transfer.

                  (d) Subscription Agreements from each Seller.

                  (e) Employment Agreements dated concurrently herewith with each of the Sellers.

                  (f) Assumption Agreement for the Excluded Liabilities.

                  (g) Resolutions of the Boards of Directors of each of Buyer and the Company approving this Agreement and the agreements and transactions provided for herein.

                  (h) 400,000 shares of Buyer issued to Benton and 350,000 shares of Buyer issued to Nivin, within fifteen (15) days after Closing.

                  (i) All other instruments required by this Agreement or reasonably requested by either party.

         1.5 Taking of Necessary Action; Further Action. If, at any time after the Closing, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Buyer with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the Sellers and the officers and directors of the Company are fully authorized, in the name of the Company, to take, and will take, all such lawful and necessary action.

         1.6 Excluded Assets and Liabilities. No assets owned by the Company shall be excluded, other than those listed in the Disclosure Schedule. Sellers shall assume at Closing and indemnify the Company and Buyer from any loss, claim or liability for any severance, back pay, unpaid employment taxes, sick pay or accrued vacation payable to any employees of the Company, and any liability for commissions payable to any third-party broker dealers ("Excluded Liabilities").

         1.7 Registration Rights. If at any time during a period of two years after Closing, the Buyer shall prepare and file one or more registration statements under the Securities Act of 1933 (the "Act") with respect to a public offering of equity or debt securities of the Buyer, other than a registration statement on Forms S-4, S-8, or similar form, the Buyer will include in any such registration statement such information as is required, and such number of shares of Common Stock held by, or shares of Common Stock held by, the Sellers to permit a public offering of such shares of Common Stock as required; provided, however, that if, in the written opinion of the Buyer's managing underwriter, if any, for such offering, the inclusion of the shares requested to be registered, when added to the securities being registered by the Buyer or the selling security holder(s), would exceed the maximum amount of the Buyer's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Buyer may exclude from such offering that portion of the shares required to be so registered so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering. The Buyer shall use its best efforts to obtain promptly the effectiveness of such registration statement and maintain the effectiveness thereof for at least 180 days and to register or qualify the subject shares of Common Stock for sale in up to five (5) states

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identified  by the  Sellers.  The Buyer shall bear all fees and  expenses of the registration other than the fees and expenses of any counsel retained by the Sellers to review the registration statement prepared by Buyer and the amount of any underwriting discounts or sales commissions attributable to Sellers' shares being sold.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         2.1 Representations and Warranties of Sellers and the Company. Sellers and the Company jointly and severally represent and warrant to Buyer that, except as set forth in the Disclosure Schedule:

                  (a) Title to the Shares. At Closing, Sellers shall own of record and beneficially the Shares as listed in the Disclosure Schedule, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments or any other agreements of any character, whether oral or written, with respect to the Shares. The Shares represent 100% of all issued and outstanding equity securities of the Company.

                  (b)  Authority.  The Company  and Sellers  have full power and lawful authority to execute and deliver this Agreement and to consummate and perform the other agreements and transactions contemplated hereby. This Agreement constitutes (or shall, upon execution, constitute) valid and legally binding obligation of the Company and Sellers, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement by the Company and Sellers, nor the consummation and performance of other agreements and the transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which the Company or Sellers are a party or by which the Company and Sellers or any of their respective properties or assets are bound or affected.

                  (c) Organization. The Company is a corporation duly formed under the laws of the State of Texas. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Company is duly qualified and in good standing as a corporation in Texas and each other jurisdiction where its ownership of property or operation of its business requires qualification.

                  (d) Authorized Capitalization. The authorized capitalization of the Company consists of One Hundred Thousand (100,000) shares of Common Stock, par value one tenth of One Cent ($0.001), of which Fifteen Thousand (15,000) shares have been issued and are outstanding. The Shares have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws. The Company has no outstanding rights, options, warrants, calls, commitments, conversion or any other agreements of any character, whether oral or written, obligating it to issue any shares of ownership, whether authorized or not. The Company is not a party to or is bound by any

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         agreement,  contract,  arrangement  or  understanding,  whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, their income, profits or assets, or obligating the Company to distribute any portion of their income, profits or assets.

                  (e) Company Financial Statements. The Company's balance sheet as of December 31, 2003, and statements of income, shareholders equity and cash flow for the twelve months then ended (the "Company Financial Statements") are complete in all material respects, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present the financial position of the Company as of December 31, 2003.

                  (f) No Undisclosed Liabilities. Except as set forth in the Company Financial Statements and as set forth in the Disclosure Schedule, and except for obligations incurred thereafter in the ordinary course of the Company's business, Sellers are not aware of any material liabilities for which the Company is liable or will become liable in the future.

                  (g) Taxes. To Sellers' knowledge, the Company has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and there exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of the Company.

                  (h) Properties. The Company has good and marketable title to all its personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other properties and assets (except for items leased or licensed to the Company), including all property reflected in the Company Financial Statements, in each case free and clear of all liens, claims and encumbrances of every kind and character, except as set forth in the Disclosure Schedule. The Company's material assets are listed in the Disclosure Schedule, along with any assets to be excluded from the sale hereby. The Company has no ownership interest in any real property. The assets and properties owned, operated or leased by the Company and used in the business of the Company are in good operating condition in all material respects, reasonable wear and tear excepted, and suitable for the uses for which intended.

                  (i) Books and Records. To Sellers' knowledge, the books and records of the Company are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Company as set forth in the Company Financial Statements.

                  (j) Insurance. The Disclosure Schedule contains an accurate and complete list and brief description of all policies of insurance, including fire and extended coverage, general liability, workers compensation, fidelity, products liability, property, and other forms of insurance or indemnity bonds held by the Company. The Company is not in default with respect to any provisions of any such policy or indemnity bond and has not failed to give any notice or present any claim thereunder in due and timely fashion. All policies of insurance

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         and bonds are:  (1) in full force and effect;  (2) are  sufficient  for compliance by the Company with all requirements of law and of all agreements and instruments to which the Company is a party; (3) are valid, outstanding and enforceable; (4) will remain in full force and effect through the Closing; and (5) will not be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement.

                  (k) Material Contracts. The Company has no purchase, sale, commitment, employment or other material contracts that are not listed on the Disclosure Schedule.

                  (l) Authorizations. To Sellers' knowledge, the Company has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are necessary for the conduct of its business, except as set forth in the Disclosure Schedule, which contains a list of all licenses, permits, approvals, and other authorizations, as well as a list of all copyrights, patents, trademarks, trade names, service marks, franchises, licenses and other permits, each of which is valid and in full force and effect.

                  (m) No Powers of Attorney. The Sellers and the Company have no powers of attorney or similar authorizations outstanding affecting the Company.

                  (n) Compliance with Laws. To Sellers' knowledge, the Company is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to the business of the Company, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority. The Company is in full compliance with all securities laws and regulations and all rules of the NASD and the Texas Securities Board.

                  (o) Compliance with Environmental Laws. To Sellers' knowledge, the Company is in compliance with all applicable pollution control and environmental laws, rules and regulations. The Company has no environmental licenses, permits and other authorizations held by them relative to compliance with environmental laws, rules and regulations.

                  (p) No Litigation. There are no actions, suits, arbitrations, or to Sellers' knowledge, claims, complaints, investigations, inspections, or proceedings pending or threatened against the Company, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Company or any of its assets.

                  (q) Validity. To Sellers' knowledge, all material contracts, agreements, leases and licenses to which the Company is a party or by which it or any of its properties or assets are bound or affected, are valid and in full force and effect; and no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of the Company or by any other party thereto.

                  (r) No Adverse Changes. To Sellers' knowledge, since December 31, 2003, there have been no actual or threatened developments of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

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                  (s) Full Disclosure.  All statements of the Company  contained in this Agreement and in any other written documents delivered by or on behalf of the Company to Buyer are true and correct in all material respects.

                  (t) ERISA Matters. The Company and all "Employee Benefit Plans" described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that cover any of its or their employees (which Employee Benefit Plans are listed on the Disclosure Schedule), comply in all material respects with all applicable laws, requirements and orders under ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), the breach or violation of which would have a material adverse effect on the Company, taken as a whole; the present value of all the assets of each of its Employee Benefit Plans that it is subject to Title IV of ERISA equals or exceeds to the knowledge of the Company the present value of all of the benefits accrued under each such Employee Benefit Plan as of the end of most recent plan year with respect to such plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the last actuarial evaluation for each such plan; none of the employees of the Company is covered by a collective bargaining agreement; the Company has never contributed to a "multi-employer plan" as defined in Section 3(37) of ERISA; neither the Employee Benefit Plans nor any fiduciary or administrator thereof has engaged in a "prohibited transaction" as defined in Section 406 of ERISA or, where applicable, Section 4975 of the Code for which no exemption is applicable, that may have any Material Adverse Effect on the Company, taken as a whole, nor to the knowledge of the Company have there been any "reportable events" as defined in Section 4043 of ERISA for which the thirty-day notice has not been waived.

                  (u) Bank Accounts. The Disclosure Schedule contains a complete list of all bank accounts and the signatories thereof.

         2.2 Representations and Warranties of Buyer. Buyer represents and warrants to Sellers and Company as follows:

                  (a) Organization. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. Buyer has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses. The Buyer is duly qualified and in good standing in each jurisdiction where its ownership of property or operation of its business requires qualification.

                  (b) Authorized Capitalization. The authorized common capitalization of the Buyer at Closing consists of 50,000,000 shares of Common Stock, $0.01 par value, of which approximately 15,000,000 shares will be issued and outstanding prior to the Closing. All shares of Buyer, including the shares to be issued to Sellers hereunder, have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by the Buyer in compliance with all applicable state and federal laws.

                  (c) Authority. Buyer has full power and lawful authority to execute and deliver this Agreement and to consummate and perform the Transactions contemplated thereby, and has been approved by Buyer's Board of Directors. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement by Buyer, nor the

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         consummation   and  performance  of  the  agreements  and  transactions
         contemplated hereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to
         others  any  interest  or  right  of   termination,   cancellation   or
         acceleration in or with respect to, any agreement by which Buyer is a party or by which Buyer or any of its respective properties or assets are bound or affected.

                  (d) Buyer's Financial Statements. The Buyer's Financial Statements set forth in its annual and quarterly reports to the Securities and Exchange Commission are complete, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly present the financial position of the Buyer as of the most recent period released and disseminated to the public.

                  (e) Books and Records. The books and records of the Buyer are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Buyer as set forth in the Buyer's Financial Statements.

                  (f) Compliance with Laws. The Buyer is not, and as a result of the transactions contemplated hereby, will not be, in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority, including the Securities and Exchange Commission.

                  (g) Compliance with Environmental Laws. To Buyer's knowledge, the Buyer is in compliance with all applicable pollution control and environmental laws, rules and regulations. The Buyer has no environmental licenses, permits and other authorizations held by the Buyer relative to compliance with environmental laws, rules and regulations.

                  (h) Litigation. Except as disclosed in the Buyer's Financial Statements, there are no material actions, suits, claims, complaints or proceedings pending or threatened against the Buyer, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality.

                  (i) Full Disclosure. All statements of Buyer contained in this Agreement and in any other written documents delivered by or on behalf of the Buyer to Sellers are true and correct in all material respects.

                  (j) Investment Intent. Buyer is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof.

                  (k) Restricted Securities. Buyer understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

                  (l) Disclosure of Information. Buyer acknowledges that it has been furnished with information regarding the Company and its business, assets, results of operations, and financial condition to allow Buyer to make an informed decision regarding an investment in the Shares. Buyer represents that it has had an opportunity to ask questions of and

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

         receive answers from the Company regarding the Company and its business, assets, results of operation, and financial condition.

                                   ARTICLE III

                                 INDEMNIFICATION

         3.1 Buyer Claims. (a) Sellers shall indemnify and hold harmless Buyer, its successors and assigns, against, and in respect of:

                           (i) Any and all damages, losses, liabilities,  costs,
                  and expenses incurred or suffered by Buyer that result from, relate to, or arise out of:

                                    (A) Any  failure by Sellers to carry out any
                  covenant or agreement contained in this Agreement;

                                    (B) Any material misrepresentation or breach
                  of warranty by Sellers contained in this Agreement, the Disclosure Schedule, or any certificate, furnished to Buyer by Sellers pursuant hereto; or

                                    (C)  Any  claim  by  any   Person   for  any
                  brokerage or finder's fee or commission in respect of the transactions contemplated hereby as a result of Sellers' dealings, agreement, or arrangement with such Person.

                           (ii) Any and all actions, suits, claims, proceedings,
                  investigations, demands, assessments, audits, fines, judgments, costs, and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing including all such expenses reasonably incurred in mitigating any damages resulting to Buyer from any matter set forth in subsection (i) above.

                  (b) The amount of any  liability of Sellers under this Section
         3.1 shall be computed net of any tax benefit to Buyer from the matter giving rise to the claim for indemnification hereunder and net of any insurance proceeds received by Buyer with respect to the matter out of which such liability arose.

                  (c) The representations and warranties of Sellers contained in this Agreement, the Disclosure Schedule, or any certificate delivered by or on behalf of Sellers pursuant to this Agreement or in connection with the transactions contemplated herein shall survive the consummation of the transactions contemplated herein and shall continue in full force and effect for a period of 12 months from the date of the Closing.

         Anything to the contrary notwithstanding, the Survival period shall be extended automatically to include any time period necessary to resolve a written claim for indemnification which was made in reasonable detail before expiration of the Survival Period but not resolved prior to its expiration, and any such extension shall apply only as to the claims so asserted and not so resolved within the Survival Period. Liability for any such item shall continue until such claim shall have been finally settled, decided, or adjudicated.

                  (d) Buyer shall provide written notice to Sellers of any claim
         for  indemnification   under  this  Article  as  soon  as  practicable;

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

         provided, however, that failure to provide such notice on a timely basis shall not bar Buyer's ability to assert any such claim except to the extent that Seller is actually prejudiced thereby, provided that such notice is received by Sellers during the applicable Survival Period. Buyer shall make commercially reasonable efforts to mitigate any damages, expenses, etc. resulting from any matter giving rise to liability of Sellers under this Article.

                  (e) Buyer's sole recourse against Sellers under this Article or otherwise under this Agreement shall be to cause forfeiture of some or all of the shares held in escrow pursuant to Section 1.3, at the rate of $0.25 per share held in escrow.

         3.2 Defense of Third-Party Claims. With respect to any claim by Buyer under Section 3.1, relating to a third party claim or demand, Buyer shall provide Sellers with prompt written notice thereof and Sellers may defend, in good faith and at their expense, by legal counsel chosen by them and reasonably acceptable to Buyer any such claim or demand, and Buyer, at its expense, shall have the right to participate in the defense of any such third party claim. So long as Sellers are defending in good faith any such third party claim, Buyer shall not settle or compromise such third party claim. In any event Buyer shall cooperate in the settlement or compromise of, or defense against, any such asserted claim.

         3.3 Sellers Claims. Buyer shall indemnify and hold harmless Sellers against, and in respect of, any and all damages, claims, losses, liabilities, and expenses, including without limitation, legal, accounting and other expenses, which may arise out of: (a) any material breach or violation by Buyer of any covenant set forth herein or any failure to fulfill any obligation set forth herein, including, but not limited to, the obligation to satisfy the Assumed Liabilities; (b) any material breach of any of the representations or warranties made in this Agreement by Buyer; or (c) any claim by any Person for any brokerage or finder's fee or commission in respect of the transactions contemplated hereby as a result of Buyer's dealings, agreement, or arrangement with such Person.

         3.4 Settlement of Disputes. (a) Arbitration. All disputes with respect to any claim for indemnification under this Article III and all other disputes and controversies of every kind and nature between the parties hereto arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the following procedures:

                           (i) After a dispute  or  controversy  arises,  either
                  party may, in a written notice delivered to the other party, demand such arbitration;

                           (ii) The parties shall seek to agree on a single arbitrator to decide the case, and if they cannot agree, then the arbitrator shall be named by the Dallas, Texas office of the American Arbitration Association ("AAA");

                           (iii) The arbitration hearing shall be held in Dallas, Texas, at a location designated by the arbitrator. The Commercial Arbitration Rules of the AAA shall be used and the substantive laws of the State of Texas (excluding conflict of laws provisions) shall apply;

                           (iv) An award  rendered by the  arbitrator  appointed
                  pursuant to this Agreement shall be final and binding on all parties to the proceeding, shall deal with the question of costs of the arbitration and all related matters, shall not award punitive damages, and judgment on such award may be entered by either party in a court of competent jurisdiction; and

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

                           (v) Except as set forth in subsection (b) below,  the
                  parties stipulate that the provisions of this Section 3.4 shall be a complete defense to any suit, action or proceeding instituted in any federal, state, or local court or before any administrative tribunal with respect to any controversy or dispute arising out of this Agreement. The arbitration provisions hereof shall, with respect to such controversy or dispute, survive the termination or expiration of this Agreement.

                  (b) Emergency Relief. Notwithstanding anything in this Section
         3.4 to the contrary, either party may seek from a court any provisional remedy that may be necessary to protect any rights or property of such party pending the establishment of the arbitral tribunal or its determination of the merits of the controversy.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

         4.1 Binding Effect. This Agreement and the agreements and other instruments delivered by or on behalf of the parties pursuant hereto, constitute the entire agreement between the parties. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in this Agreement, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

         4.2 Applicable Law. This Agreement is made pursuant to, and will be construed under, the laws of the State of Texas.

         4.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given when delivered or mailed, first class postage prepaid:

                  (a)      If to Sellers or the Company, to:

                                    Mr. James `Tony' Benton
                                    17194 Preston Rd. #102-177
                                    Dallas, Texas 75248
                                    Fax:  972-250-3158

                  (b)      If to Buyer, to:

                                    Mr. D.M. (Rusty) Moore, Jr.
                                    13355 Noel Road, Suite 300
                                    Dallas, Texas 75240
                                    Fax:  (972) 450-6001


         These addresses may be changed from time to time by written notice to the other parties.

         4.4 Headings. The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

         4.5 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

         4.6 Severability. If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

         4.7 Forbearance, Waiver. Failure to pursue any legal or equitable remedy or right available to a party shall not constitute a waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of subsequent default or breach.

         4.8 Attorneys' Fees and Expenses. The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorneys' fees and expenses and court costs.

         4.9 Expenses. Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transactions contemplated by this Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.

                                     Rush Financial Technologies, Inc.



                                     By:   /s/ D. M. (Rusty) Moore, Jr.
                                        ----------------------------------------
                                           D. M. (Rusty) Moore, Jr., President


                                     LostView Development Corporation



                                     By:   /s/ James `Tony' Benton
                                        ----------------------------------------
                                           James `Tony' Benton,
                                           President


                                     SELLERS:


                                              /s/ James `Tony' Benton
                                     -------------------------------------------
                                     James `Tony' Benton



                                              /s/ Jeffrey Nivin
                                     -------------------------------------------
                                     Jeffrey Nivin

                                  SCHEDULE "A"

                               DISCLOSURE SCHEDULE






                                 EXCLUDED ASSETS

Sellers shall retain the domain name: www.lostview.com

                                 INCLUDED ASSETS

Business Property:
         Software:        MSDN Universal Subscription
         --------

         Hardware:
         --------

                          DevServer    Medion 1704; P4-2.66Ghz, 512 MB, 120GB

                          DevServer2   Generic; P4-1.6GHz, 512MB

                          DevServer3   Compaq

                          DevServer4   Generic

                          DevServer5   Generic; P4-1.6GHz, 512 MB; 80GB

                          DevServer6   Generic; P4-1.6GHz, 512 MB; 80GB

                          LostJeff     PowerSpec, P4-3.0, 1GB, 120GB HD

                          LostTony     PowerSpec, P4-3.0, 1GB, 120GB HD

                          Conference   Emachine 1Ghz Celeron; 256MB; 60GB

         Furniture:
         ---------

                          Conference Table and Chairs
                          Tony's Desk
                          Jeff's Desk
                          3 Bookcases

Intellectual Property:

                  C++ Market Data Feed Parser Code

Other:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________













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